Exhibit 99.18

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  October, 1998
           Series 1998-07, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %              7.190928
                                                      ----------------------
       Weighted average maturity                                     170.58
                                                      ----------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
       1.
                                    Principal
              Principal Per      Prepayments Per  Interest Per
       Class   Certificate         Certificate     Certificate     Payout Rate
       -----   -----------         -----------     -----------     -----------
       R      $   0.00000000     $  0.00000000  $    0.00000000   % 0.00000000
       PO     $   3.68869106     $  0.22531856  $    0.00000000   % 0.00000000
       A      $  28.78629448     $ 23.70523719  $    4.95810819   % 6.49999996
       M      $   3.26984552     $  0.00000000  $    5.31160679   % 6.49999833
       B1     $   3.26984772     $  0.00000000  $    5.31161879   % 6.50001300
       B2     $   3.26984772     $  0.00000000  $    5.31161879   % 6.50001300
       B3     $   3.26983805     $  0.00000000  $    5.31160164   % 6.49999202
       B4     $   3.26983805     $  0.00000000  $    5.31161608   % 6.50000961
       B5     $   3.26986233     $  0.00000000  $    5.31159055   % 6.49997857

       2.      Unanticipated Recoveries:                 $                0.00
                                                                 --------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       N/A             $        N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            35,053.13
                                                               -----------------

C.    The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       153,802,941.04
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  481
                                                               -----------------
       3.
     Beginning Aggregate Class  Ending Aggregate         Ending
       Certificate Principal   Class Certificate   Single Certificate
Class         Balance          Principal Balance        Balance          Cusip
-----         -------          -----------------        -------          -----
R    $                  0.00  $              0.00  $             0.00  36158GAB4
PO   $            284,772.45  $        283,691.81  $           968.35  GEC9807PO
A    $        154,573,981.76  $    149,712,840.21  $           886.56  36158GAA6
SUP  $        148,871,778.64  $    144,033,405.25  $           885.19  GEC987SUP
M    $          1,697,878.59  $      1,692,216.98  $           977.33  36158GAC2
B1   $            424,252.69  $        422,838.01  $           977.33  36158GAD0
B2   $            424,252.69  $        422,838.01  $           977.33  36158GAE8
B3   $            678,803.91  $        676,540.43  $           977.33  36158GAP3
B4   $            339,401.96  $        338,270.22  $           977.33  36158GAQ1
B5   $            254,554.07  $        253,705.25  $           977.33  36158GAR9

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number            1        Principal Balance   $        336,589.71
                              --------                          --------------
       2.   60-89 days
            Number            0        Principal Balance   $              0.00
                              --------                           --------------
       3.   90 days or more
            Number            0        Principal Balance   $              0.00
                              --------                           --------------
       4.   In Foreclosure
            Number            0        Principal Balance   $              0.00
                              --------                           --------------
       5.   Real Estate Owned
            Number            0        Principal Balance   $              0.00
                              --------                           --------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                           $              0.00
                                                                 --------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                    $              0.00
                                                              -----------------

       2.   Bankruptcy Loss Amount:                        $              0.00
                                                              -----------------

       3.   Fraud Loss Amount:                             $              0.00
                                                              -----------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
                                                                    -----------